EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF SARBANES-OXLEY ACT OF 2002

I, David Dorwart, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The Annual Report on Form 10-K of Good Gaming, Inc. (the “Company”) for the year ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 7, 2023	By:	/s/ David B. Dorwart
David Dorwart
Chief Executive Officer (Principal Executive Officer)

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.